                                                                    EXHIBIT 10.1

                              ARTICLES OF MERGER
                                      OF
                                   ZEE, INC.
                            (A Wyoming Corporation)
                                     INTO
                     CALLMATE TELECOM INTERNATIONAL, INC.
                            (A Florida Corporation)


     The Undersigned, being President of Callmate Telecom International, Inc. a Florida corporation, and the President of Zee, Inc., a Wyoming corporation, hereby certify as follows:

     1. A merger has been approved by the boards of directors of Callmate Telecom International, Inc., a Florida corporation, and Zee, Inc., a Wyoming corporation.

     2. No vote of Shareholders is necessary because 100% of the outstanding shares of Zee, Inc., are owned by Callmate Telecom International, Inc.

          a) The corporation, Callmate Telecom International, Inc. is the sole survivor and the name of the corporation Callmate Telecom International, Inc.;

          b) The Articles of Incorporation will not differ from Articles of Incorporation prior to merger;

          c) Each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relatives rights immediately after the effective date of the merger;

          d) The voting power of the number of shares outstanding immediately after the merger will not be changed from that existing prior to the merger since no shares are being issued as a result of the merger;

          e) the number of participating shares outstanding immediately after the merger is the same as immediately before the merger and there will be no change in share; and

          f) The Board of Directors of each corporation has adopted a resolution approving the Plan of Merger, which is attached hereto as Exhibit A.

     3) The merger shall be effective on March 31, 2000 or as soon thereafter as the Articles of Merger are filed with the Secretary of State of Wyoming.

Zee, Inc.                                  Callmate Telecom International, Inc.

By: /s/ Percy S. Chopping Jr.              By: /s/ Mahmoud Hashmi
   ---------------------------                --------------------




























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                          **************************

STATE OF COLORADO           )
                            )ss.
COUNTY OF JEFFERSON         )

        On this 30 day of March, 2000, before me, a Notary Public, personally appeared Percy J. Chopping Jr. President of Zee, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a duly authorized officer.


         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                             /s/ Sandra M. Laird
                                             -----------------------------
                                             Notary Public
                                             Address: 200 So Center St.
                                                     ----------------------
                                                      Casper Wyo 82601

My Commission Expires:

July 15, 2001
-------------------------


STATE OF FLORIDA         )
                         )ss.
COUNTY OF BROWARD        )


         On this 30 day of March, 2000, before me a Notary Public, personally appeared________________, President of Callmate Telecom International, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a authorized officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                             /s/  Lara Sonsenko
                                             -----------------------------
                                             Notary Public
                                             Address: 1000 Corp Dr #320
                                                     ----------------------
                                                      Ft. Laud, FL 33334



My Commission Expires:

    1-27-01                                [SEAL]
----------------------